                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 11, 2004
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                     0-17288               75-2193593
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    (State or Other Jurisdiction        (Commission          (IRS Employer
    of Incorporation)                   File Number)         Identification No.)

2900 Wilcrest, Ste. 205, Houston, TX                              77042
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                  5847 San Felipe, Suite 900, Houston, TX 77057
                  ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events and Required FD Disclosure.
                        ---------------------------------------

            On August 11, 2004, Tidel Technologies,  Inc. (the "Company") issued a press release,  set forth as Exhibit 99.1 to this Current  Report,  announcing that it received a letter of approval from Visa  International  certifying  that the  Encrypting  PIN Pad model used in the  Company's  3000 Series ATM  products complies with Visa's new PIN Entry Device Security requirements.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         EXHIBITS

                        EXHIBIT NO.     EXHIBITS

                        99.1            Press  Release  of  Tidel  Technologies,
                                        Inc. dated August 11, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TIDEL TECHNOLOGIES, INC.

Dated: August 11, 2004                        By: /s/ James T. Rash
                                                  ------------------------
                                                  Name:  James T. Rash
                                                  Title: Chief Executive
                                                         Officer and President